THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-3 Indenture dated as of April 6, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2005-3)

IMH Assets Corp.

(Exact name of registrant as specified in its charter)

CALIFORNIA (State or Other Jurisdiction of Incorporation)	333-117187 (Commission File Number)	33-0705301 (I.R.S. Employer Identification No.)

1401 Dove Street Newport Beach, California (Address of Principal Executive Offices)		92660 (Zip Code)

Registrant’s telephone number, including area code, is (949) 475-3600.

______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 9.01.	Financial Statements and Exhibits.
	(a)	Not applicable

(b)	Not applicable
(c)	Exhibits:

25.1           Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMH ASSETS CORP.
By:	/s/ Richard J. Johnson
Name:	Richard J. Johnson
Title:	EVP, CFO

Dated: March 30, 2005

EXHIBIT INDEX

Exhibit
Number	Description

25.1	Statement of Eligibility of Wells Fargo Bank, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.